                                                                    EXHIBIT 99.1

                            [RENAL CARE GROUP LOGO]

                              N e w s R e l e a s e

CONTACT: TERRY PROVEAUX
         DIRECTOR OF INVESTOR RELATIONS
         615-345-5577

                    RENAL CARE GROUP ANNOUNCES FOURTH QUARTER
                              AND YEAR END RESULTS

Nashville, Tennessee, (February 28, 2005) -- Renal Care Group, Inc. (NYSE:RCI) today announced results for the fourth quarter and year ended December 31, 2004.

      For the three months ended December 31, 2004, Renal Care Group's net revenues increased 41.1% to $370.1 million compared with net revenues of $262.3 million for the same period in 2003. Net income for the fourth quarter of 2004 rose 14.8% to $32.1 million compared with net income of $27.9 million in the fourth quarter of 2003. Diluted net income per share for the fourth quarter of 2004 increased 21.1% to $0.46 compared with diluted net income per share of $0.38 in the same quarter of 2003.

      Gary A. Brukardt, Renal Care Group's president and chief executive officer, commented, "Our financial results for the year reflect our success in integrating the NNA acquisition, which was the largest acquisition in our nine-year history. During the year we also invested in other high-quality dialysis programs and added a substantial number of patients to our total base. We will continue to pursue similar opportunities, affiliating with leading physicians who share our commitment to excellence in patient care to create value for our shareholders."

      For the year ended December 31, 2004, Renal Care Group's net revenues increased 33.8% to $1,345.0 million compared with net revenues of $1,005.3 million for the same period in 2003. Net income for the year ended December 31, 2004, rose 19.4% to $121.8 million compared with net income of $102.1 million in the same period of 2003. Diluted net income per share for the year ended December 31, 2004, increased 27.0% to $1.74 compared with diluted net income per share of $1.37 for the same period in 2003.

      GAAP results for the year ended December 31, 2004, give effect to resolutions of contractual issues with payors that were unusual in amount and timing, which favorably impacted diluted net income per share by $0.04. Excluding the effect of these resolutions, non-GAAP net income for the year ended December 31, 2004, was $118.9 million, or $1.70 per share. GAAP results for the year ended December 31, 2003, give effect to a non-recurring, after-tax charge related to a retirement package for the Company's former chairman and founder. Excluding the effect of the retirement package, non-GAAP net income for the year ended December 31, 2003, was $105.4 million, or $1.41 per diluted share. Renal Care Group has decided to present the non-GAAP information to give investors a means of comparing the Company's normalized operational performance for the year ended December 31, 2004, with its operational performance in the same period in 2003, before the impact of the one-time benefit related to resolutions of the payor contract issues and the one-time charge for the retirement package. A reconciliation between the non-GAAP results and the Company's GAAP results accompanies this press release.

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RCI Announces Fourth Quarter and Year-End Results
Page 2
February 28, 2005

      David M. Dill, Renal Care Group's executive vice president and chief financial officer, commented, "The recently adopted Medicare Modernization Act regulations have provided the industry with greater clarity on reimbursement. Under the new regulations, which include the scheduled composite rate increase of 1.6% and changes in the way we are paid for drugs, we expect the impact of the Medicare Modernization Act to be neutral for us in 2005. As a result, we can confirm our previously announced 2005 corporate objectives, including revenues in the range of $1.5 to $1.6 billion and earnings per share in the range of $1.95 to $2.05."

      Renal Care Group will hold a conference call to discuss this press release on Tuesday, March 1, 2005, at 11:00 a.m. Eastern Time. A listen-only simulcast, as well as a 12-month replay, of the conference call to discuss this press release will be available online at the Company's website at www.renalcaregroup.com.

      Renal Care Group, Inc. is a specialized dialysis services company that provides care to patients with kidney disease. The Company serves over 30,000 patients at more than 420 outpatient dialysis facilities in addition to providing acute dialysis services at more than 200 hospitals. Over 8,800 associates provide services across the Company's 34-state network. More information about Renal Care Group, Inc. may be found at www.renalcaregroup.com.

      Certain statements in this press release, particularly those of Mr. Brukardt and Mr. Dill relating to our plans, objectives and expectations for 2005 constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are usually preceded by words like expect, plan, intend, believe, will and the like, include statements that necessarily depend on future events. These forward-looking statements reflect management's expectations and are based upon currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Renal Care Group to differ materially from those expressed in or implied by the forward-looking statements, including risks related to: payment reductions by private insurers, hospitals or managed care organizations; risks related to the drug Epogen (EPO); changes in the Medicare and Medicaid programs; changes in the health care delivery, financing or reimbursement systems; compliance with health care and other applicable laws; and the integration of acquired companies. These and other factors affecting the Company are discussed in more detail in Renal Care Group's reports filed with the Securities and Exchange Commission, including without limitation Renal Care Group's annual report on Form 10-K for the year ended December 31, 2003, as amended, its current report on Form 8-K as filed with the SEC on April 19, 2004; and its quarterly reports on Form 10-Q for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004. Copies of these filings are available from Renal Care Group upon request.

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

RCI Announces Fourth Quarter and Year-End Results
Page 3
February 28, 2005

                             RENAL CARE GROUP, INC.
                    CONDENSED CONSOLIDATED INCOME STATEMENTS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             THREE MONTHS ENDED                YEAR ENDED
                                                                DECEMBER 31,                  DECEMBER 31,
                                                       -----------------------------  -----------------------------
                                                            2004           2003            2004           2003
                                                       --------------  -------------  -------------  --------------
                                                               (unaudited)
Net revenue                                            $      370,054  $     262,280  $   1,345,047  $    1,005,319

Operating costs and expenses:
   Patient care costs                                         244,857        170,870        893,478         653,307
   General and administrative expenses                         30,470         21,549        106,823          90,249
   Provision for doubtful accounts                              8,927          6,764         32,550          26,200
   Depreciation and amortization                               15,942         11,663         58,349          44,905
                                                       --------------  -------------  -------------  --------------
     Total operating costs and expenses                       300,196        210,846      1,091,200         814,661

Income from operations                                         69,858         51,434        253,847         190,658

Interest expense, net                                           7,029            103         20,628             629
                                                       --------------  -------------  -------------  --------------

Income before minority interest and income taxes               62,829         51,331        233,219         190,029

Minority interest                                              10,107          6,257         35,169          25,431
                                                       --------------  -------------  -------------  --------------

Income before income taxes                                     52,722         45,074        198,050         164,598

Provision for income taxes                                     20,627         17,128         76,217          62,542
                                                       --------------  -------------  -------------  --------------

Net income                                             $       32,095  $      27,946  $     121,833  $      102,056
                                                       ==============  =============  =============  ==============

Diluted net income per share                           $        0.46   $        0.38  $        1.74  $        1.37
                                                       ==============  =============  =============  ==============

Weighted average shares outstanding                            69,780         74,340         69,892          74,753
                                                       ==============  =============  =============  ==============

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

RCI Announces Fourth Quarter and Year-End Results
Page 4
February 28, 2005

                             RENAL CARE GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                              DECEMBER 31,
                                                                                      -----------------------------
                                                                                           2004           2003
                                                                                      -------------  --------------
ASSETS:

Current assets:

   Cash and cash equivalents                                                          $      17,931  $       50,295
   Accounts receivable, net                                                                 275,373         173,679
   Other current assets                                                                      79,780          68,130
                                                                                      -------------  --------------
     Total current assets                                                                   373,084         292,104

Property, plant and equipment, net                                                          316,532         224,397
Goodwill, intangible assets and other assets, net                                           739,969         303,372
                                                                                      -------------  --------------

     TOTAL ASSETS                                                                     $   1,429,585  $      819,873
                                                                                      =============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:

Total current liabilities                                                             $     246,119  $      169,437
Long-term debt, net of current portion                                                      479,645           2,652
Other long-term liabilities                                                                 111,700          76,939
                                                                                      -------------  --------------
     Total liabilities                                                                      837,464         249,028
                                                                                      -------------  --------------

Stockholders' equity:

   Common stock, $0.01 par value, 150,000 and 90,000 shares authorized,
     82,317 and 80,465 shares issued, respectively                                              823             805
   Treasury stock, 14,514 and 9,962 shares, respectively                                   (372,249)       (234,404)
   Additional paid-in capital                                                               411,888         374,414
   Retained earnings                                                                        551,863         430,030
   Accumulated comprehensive loss, net of tax                                                  (204)              -
                                                                                      -------------  --------------

     Total stockholders' equity                                                             592,121         570,845
                                                                                      -------------  --------------

     TOTAL LIABILITIES AND
        STOCKHOLDERS' EQUITY                                                          $   1,429,585  $      819,873
                                                                                      =============  ==============

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RCI Announces Fourth Quarter and Year-End Results
Page 5
February 28, 2005

                             RENAL CARE GROUP, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                               YEAR ENDED
                                                                                               DECEMBER 31,
                                                                                      -----------------------------
                                                                                           2004           2003
                                                                                      -------------  --------------
Operating Activities:

   Net income                                                                         $     121,833  $      102,056
   Adjustments to reconcile net income to
     net cash provided by operating activities:
       Depreciation and amortization                                                         58,349          44,905
       Loss on sale of property and equipment                                                 1,123             886
       Income applicable to minority interest                                                35,169          25,431
       Distributions to minority shareholders                                               (26,073)        (24,634)
       Deferred income taxes                                                                 15,923          19,517
       Changes in operating assets and liabilities,
         net of effects from acquisitions                                                   (28,193)         18,388
                                                                                      -------------  --------------
           Net cash provided by operating activities                                        178,131         186,549
                                                                                      -------------  --------------

Investing Activities:

   Proceeds from sale of property and equipment                                               4,569           2,270
   Cash paid for acquisitions, net of cash acquired                                        (297,885)        (14,154)
   Purchases of property and equipment, net                                                (103,363)        (63,762)
   Change in other assets                                                                   (11,763)         (2,858)
                                                                                      -------------  --------------
           Net cash used in investing activities                                           (408,442)        (78,504)
                                                                                      -------------  ---------------

Financing Activities:

   Net proceeds from issuance of long-term debt                                             325,000               -
   Payments on long-term debt                                                               (12,188)           (380)
   Net payments under line of credit and capital leases                                      (1,831)         (7,080)
   Net proceeds from issuance of common stock                                                24,811          51,802
   Repurchase of treasury shares                                                           (137,845)       (140,451)
                                                                                      -------------  --------------
           Net cash provided by (used in) financing activities                              197,947         (96,109)
                                                                                      -------------  --------------

(Decrease) increase in cash and cash equivalents                                            (32,364)         11,936

Cash and cash equivalents, at beginning of period                                            50,295          38,359
                                                                                      -------------  --------------

Cash and cash equivalents, at end of period                                           $      17,931  $       50,295
                                                                                      =============  ==============

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

RCI Announces Fourth Quarter and Year-End Results
Page 6
February 28, 2005

                             RENAL CARE GROUP, INC.
                  SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                     YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------------
                                                           2004                                  2003
                                          ------------------------------------   --------------------------------------
                                                                       Non-                                     Non-
                                            GAAP(1)   Difference     GAAP(2)      GAAP(1)    Difference        GAAP(3)
                                          ----------  ----------    ----------   ----------  ----------      ----------
Net revenue                               $1,345,047  $   (4,700)   $1,340,347   $1,005,319  $        -      $1,005,319

Operating costs and expenses:
   Patient care costs                        893,478           -       893,478      653,307           -         653,307
   General and administrative expenses       106,823           -       106,823       90,249      (5,430)         84,819
   Provision for doubtful accounts            32,550           -        32,550       26,200           -          26,200
   Depreciation and amortization              58,349           -        58,349       44,905           -          44,905
                                          ----------  ----------    ----------   ----------  ----------      ----------
     Total operating costs and expenses    1,091,200           -     1,091,200      814,661      (5,430)         809,231

Income from operations                       253,847      (4,700)      249,147      190,658       5,430         196,088
Interest expense, net                         20,628           -        20,628          629           -             629
                                          ----------  ----------    ----------   ----------  ----------      ----------

Income before minority interest
   and income taxes                          233,219      (4,700)      228,519      190,029       5,430         195,459
Minority interest                             35,169           -        35,169       25,431           -          25,431
                                          ----------  ----------    ----------   ----------  ----------      ----------

Income before income taxes                   198,050      (4,700)      193,350      164,598       5,430         170,028
Provision for income taxes                    76,217      (1,786)       74,431       62,542       2,063          64,605
                                          ----------  ----------    ----------   ----------  ----------      ----------

Net income                                $  121,833  $   (2,914)   $  118,919   $  102,056  $    3,367      $  105,423
                                          ==========  ==========    ==========   ==========  ==========      ==========

Diluted net income per share              $     1.74  $    (0.04)   $     1.70   $     1.37  $     0.05      $     1.41
                                          ==========  ==========    ==========   ==========  ==========      ==========

Weighted average shares outstanding           69,892      69,892        69,892       74,753      74,753          74,753
                                          ==========  ==========    ==========   ==========  ==========      ==========

(1) Reported operating results in accordance with accounting principles generally accepted in the United States (GAAP).

(2) Non-GAAP amounts in 2004 exclude resolutions of payor contract issues recorded in the first quarter of 2004 that were unusual in amount and timing and the related tax effect.

(3) Non-GAAP amounts in 2003 exclude a Board-approved retirement package recorded in the first quarter of 2003 and the related tax effect.

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RCI Announces Fourth Quarter and Year-End Results
Page 7
February 28, 2005

                             RENAL CARE GROUP, INC.
    SUPPLEMENTAL OPERATING DATA AND RECONCILIATION OF NET INCOME TO EBITDA(1)
             (UNAUDITED, DOLLARS IN THOUSANDS,EXCEPT OPERATING DATA)

                                                             THREE MONTHS ENDED                YEAR ENDED
                                                                DECEMBER 31,                  DECEMBER 31,
                                                       -----------------------------  -----------------------------
                                                            2004           2003            2004           2003
                                                       --------------  -------------  -------------  --------------
OPERATING DATA:

Patients                                                       29,795         21,472         29,795          21,472
Treatments                                                  1,159,920        838,642      4,240,440       3,254,447
Same-market treatment growth                                     3.0%           3.4%           3.3%            4.7%
Same-market revenue growth                                       7.2%           5.2%           7.4%            7.5%
Patient revenue per treatment                          $          318  $         310  $         316  $          308

RECONCILIATION OF NET INCOME TO EBITDA(1):

Net income                                             $       32,095  $      27,946  $     121,833  $      102,056
Non-recurring retirement charge                                     -              -              -           5,430
Depreciation and amortization                                  15,942         11,663         58,349          44,905
Interest expense, net                                           7,029            103         20,628             629
Minority interest                                              10,107          6,257         35,169          25,431
Provision for income taxes                                     20,627         17,128         76,217          62,542
                                                       --------------  -------------  -------------  --------------
EBITDA(1)                                              $       85,800  $      63,097  $     312,196  $      240,993
                                                       ==============  =============  =============  ==============

(1) The Company defines EBITDA as net earnings or loss before minority interest, interest expense (net), provision for income taxes, depreciation and amortization and all non-cash charges, such as the non-recurring charge for the retirement package for our former chairman and founder recorded in the first quarter of 2003. The Company includes EBITDA because it generally considers EBITDA to be a good indicator of the Company's ability to generate cash flow in order to fund liabilities and reinvest in the Company and its business. EBITDA is not a measurement of financial performance under GAAP and should not be considered a substitute for net income or loss as a measure of performance, or to cash flow as a measure of liquidity.

                                      -END-